UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21791

Name of Fund:	Global Income & Currency Fund Inc. (GCF)

Fund Address:	P.O. Box 9011
Princeton, NJ 08543-9011

Name and address of agent for service: Mitchell M. Cox, Chief Executive Officer, Global Income & Currency Fund Inc., 4 World Financial Center, 6th Floor, New York, New York 10080.

Registrant’s telephone number, including area code: (877) 449-4742

Date of fiscal year end: 12/31/2008

Date of reporting period: 12/31/2008

Item 1 – Report to Stockholders

Global Income &
Currency Fund Inc.

Annual Report

December 31, 2008

Fund Profile as of December 31, 2008

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	GCF
Initial Offering Date	April 28, 2006
Yield on Closing Market Price as of December 31, 2008 ($13.97)*	10.38%
Current Quarterly Distribution per share of Common Stock**	$0.3625
Current Annualized Distribution per share of Common Stock**	$1.45

*	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

**	The distribution is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain at fiscal year end.

The table below summarizes the changes in the Fund’s market price and net asset value for the twelve-month period:

	12/31/08 (a)	12/31/07	Change (b)		High	Low

Market Price (c)	$13.97	$17.55	(20.40%	)	$18.01	$11.46
Net Asset Value	$16.39	$18.58	(11.79%	)	$18.69	$16.25

(a)

For the twelve-month period, the Common Stock of the Fund had a total investment return of (3.06%) based on net asset value per share and (12.52%) based on market price per share, assuming reinvestment of dividends.

(b)	Does not include reinvestment of dividends.

(c)	Primary Exchange Price, NYSE.

Portfolio Information

Percent of
Notional Exposure by Country/Region††	Net Assets

United States	63.7%
Hungary	14.2
Brazil	12.4
Australia	12.3
South Africa	10.1
Turkey	7.2
Colombia	6.5
Mexico	6.2
Philippines	4.0
India	3.9
Canada	(6.3)
Singapore	(13.0)
Switzerland	(13.1)
European Union	(13.9)

††

This table denotes the notional exposure of Fund investments by country (or geographic region through the use of European Currency contracts) as a percentage of net assets of the Fund. For additional detail on the Fund’s holdings, please refer to the “Schedule of Investments” section included in this report.

2	GLOBAL INCOME & CURRENCY FUND INC.	DECEMBER 31, 2008

A Summary From Your Fund’s Portfolio Manager

          We are pleased to provide you with this shareholder report for Global Income & Currency Fund Inc. While the Fund is advised by IQ Investment Advisors LLC, the following is provided by Nuveen Asset Management, the Fund’s subadviser.

The investment objective of Global Income & Currency Fund Inc. (the “Fund”) is to provide current income while also seeking total returns. The Fund seeks to achieve its investment objective by constructing and actively managing a portfolio of investments that provides long and short exposure to selected foreign currencies. There can be no assurance that the Fund will achieve its investment objective.

For the year ended December 31, 2008, the Fund had a total investment return as set forth in the table below, based on the change per share in net asset value of $18.58 to $16.39. All of the Fund information presented includes the reinvestment of any dividends or distributions. Distribution information may be found in the Notes to Financial Statements, Note 5.

Period

Fiscal year ended December 31, 2008*	(3.06%	)

Since inception (from 4/28/06) through December 31, 2008*	11.04%

*	Fund performance information is net of expenses.

For more detail with regard to the Fund’s total investment return based on a change in the per share market value of the Fund’s Common Stock (as measured by the trading price of the Fund’s shares on the New York Stock Exchange), please refer to the Financial Highlights section of this report.

As a closed-end fund, the Fund’s shares may trade in the secondary market at a premium or discount to the Fund’s net asset value. As a result, total investment returns based on changes in the market value of the Fund’s Common Stock can vary significantly from total investment returns based on changes in the Fund’s net asset value.

Andrew Stenwall
Portfolio Manager

January 21, 2009

GLOBAL INCOME & CURRENCY FUND INC.	DECEMBER 31, 2008	3

Schedule of Investments as of December 31, 2008	(in U.S. dollars)

Short-Term Securities	Face Amount		Value

Hungary —14.2%
Foreign Commercial Paper** — 14.2%
Hungarian Treasury Bill, 11.617%, 3/04/09	HUF	2,980,000,000	$15,354,463

Total Short-Term Securities in Hungary			15,354,463

South Africa — 10.1%
Foreign Commercial Paper** — 10.1%
South Africa Government Bond Series 196, 10%, 2/28/09	ZAR	101,194,000	10,949,399

Total Short-Term Securities in South Africa			10,949,399

Turkey — 11.7%
Foreign Commercial Paper** — 11.7%
Turkey Government Bond, 19.037%, 5/06/09	TRY	20,602,064	12,649,013

Total Short-Term Securities in Turkey			12,649,013

Short-Term Securities	Maturity Date	Discount Rate		Face Amount

United States — 63.9%
U.S. Government Agency Obligations** — 62.9%
Federal Home Loan Banks	1/02/09	0.30%	USD	5,000,000	5,000,000
Federal Home Loan Banks,	1/05/09	0.01%		3,000,000	2,999,998
Federal Home Loan Banks	1/08/09	0.02%		8,000,000	7,999,973
Federal Home Loan Banks	1/12/09	2.408%		11,080,000	11,072,767
Federal Home Loan Banks	2/17/09	0.90%		6,500,000	6,492,525
Federal Home Loan Banks	2/18/09	1.08%		12,000,000	11,983,080
Federal Home Loan Banks	3/02/09	1.017%		5,000,000	4,991,805
Federal Home Loan Banks	3/09/09	0.20%		4,000,000	3,999,488
Federal Home Loan Banks	4/06/09	0.172%		6,000,000	5,997,648
Federal Home Loan Banks (a)	5/15/09	1.80%		6,000,000	5,994,456
Freddie Mac	1/06/09	0.50%		1,500,000	1,499,917

Total U.S. Government Agency Obligations					68,031,657

Short-Term Securities	Shares Held	Value

Mutual Funds — 1.0%
AIM Short-Term Investment Trust-Liquid Assets Portfolio — Institutional Class, 1.276% (b)	1,043,484	$1,043,484

Total Short-Term Securities in the United States		69,075,141

Options Purchased	Number of Contracts

Call Options Purchased
Mexican Peso, expiring June 2009 at USD 12 (Counterparty: HSBC)	5,500	154,413

Total Options Purchased (Premiums Paid — $202,813) — 0.1%		154,413

Total Investments Before Options Written (Cost — $112,149,176*) — 100.0%		108,182,429

Options Written

Put Options Written
Mexican Peso, expiring June 2009 at USD 20.56 (Counterparty: HSBC)	5,500	(143,198)

Total Options Written (Premiums Received — $116,325) — (0.1%)		(143,198)

Total Investments, Net of Options Written (Net Cost — $112,032,851) — 99.9%		108,039,231
Other Assets Less Liabilities — 0.1%		118,570

Net Assets — 100.0%		$108,157,801

*	The cost and unrealized appreciation (depreciation) of investments as of December 31, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$112,149,259

Gross unrealized appreciation	$788,263
Gross unrealized depreciation	(4,755,093)

Net unrealized depreciation	$(3,966,830)

**

Foreign Commercial Paper and certain U.S. Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase. Other securities bear interest at the rates shown payable at fixed dates or upon maturity. The interest rates shown are rates in effect at December 31, 2008.

(a)	All or a portion of security designated as collateral in connection with open forward foreign exchange contracts and option contracts.

(b)	Represents the current yield as of December 31, 2008.

4	GLOBAL INCOME & CURRENCY FUND INC.	DECEMBER 31, 2008

Schedule of Investments (concluded)

•	Forward foreign exchange contracts as of December 31, 2008 were as follows:

Foreign Currency Purchased		Foreign Currency Sold		Settlement Date	Appreciation (Depreciation)

USD	4,876,430	TRY	7,592,601	1/15/09	$(13,548)
USD	14,015,214	SGD	20,635,300	1/22/09	(296,297)
MXN	44,000,000	USD	3,253,235	1/22/09	(101,286)
MXN	44,000,000	USD	3,261,917	1/22/09	(109,968)
USD	6,844,092	CAD	8,422,750	1/22/09	24,095
USD	14,129,477	CHF	16,213,575	1/22/09	(1,106,971)
USD	14,986,955	EUR	10,900,000	1/22/09	(148,793)
BRL	32,273,500	USD	13,377,617	2/03/09	270,607
COP	8,393,000,000	USD	3,500,000	2/06/09	209,182
COP	8,078,000,000	USD	3,500,000	2/06/09	69,971
AUD	20,000,000	USD	13,254,200	2/19/09	617,946
PHP	224,100,000	USD	4,358,226	3/04/09	325,198
INR	221,850,000	USD	4,183,481	3/05/09	343,285

Total Unrealized Appreciation on Forward Foreign Exchange Contracts — Net					$83,421

•	Currency Abbreviations:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
COP	Colombian Peso
EUR	Euro
HUF	Hungary Forint
INR	Indian Rupee
MXN	Mexican New Peso
PHP	Philippines Peso
SGD	Singapore Dollar
TRY	Turkish Lira
USD	U.S. Dollar
ZAR	South African Rand

•

Effective January 1, 2008, the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical securities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Fund’s own assumption used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1(a) of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2008 in determining the fair valuation of the Fund’s investments:

	Investments in Securities	Other Financial Instruments*

Valuation Inputs		Assets	Liabilities

Level 1	$1,043,484	—	—
Level 2	106,984,532	$2,014,697	$(1,920,061)
Level 3	—	—	—

Total	$108,028,016	$2,014,697	$(1,920,061)

* Other financial instruments are forward foreign exchange contracts and options.

See Notes to Financial Statements.

GLOBAL INCOME & CURRENCY FUND INC.	DECEMBER 31, 2008	5

Statement of Assets, Liabilities and Capital

As of December 31, 2008

Assets

Investments in unaffiliated securities, at value (identified cost — $111,946,363)		$108,028,016
Options purchased, at value (premiums paid — $202,813)		154,413
Unrealized appreciation on forward foreign exchange contracts		1,860,284
Foreign cash (cost — $2,166)		2,307
Receivables:
Interest	$392,530
Forward foreign exchange contracts	309,799	702,329

Other assets		33,531

Total assets		110,780,880

Liabilities

Options written, at value (premiums received — $116,325)		143,198
Unrealized depreciation on forward foreign exchange contracts		1,776,863
Payables:
Dividends to shareholders	334,361
Forward foreign exchange contracts	260,890
Investment advisory fees	10,581	605,832

Accrued expenses		97,186

Total liabilities		2,623,079

Net Assets

Net assets		$108,157,801

Capital

Common Stock, par value $.001 per share, 100,000,000 shares authorized		$6,600
Paid-in capital in excess of par		123,000,568
Accumulated realized capital losses — net	$(10,941,860)
Unrealized depreciation — net	(3,907,507)

Total accumulated losses — net		(14,849,367)

Total capital — Equivalent to $16.39 per share based on 6,599,551 shares of Common Stock outstanding (market price — $13.97)		$108,157,801

See Notes to Financial Statements.

6	GLOBAL INCOME & CURRENCY FUND INC.	DECEMBER 31, 2008

Statement of Operations

For the Year Ended December 31, 2008

Investment Income

Interest		$6,525,678
Dividends		106,198

Total income		6,631,876

Expenses

Investment advisory fees	$1,072,796
Professional fees	75,912
Custodian fees	64,929
Directors’ fees and expenses	63,476
Accounting services	30,679
Transfer agent fees	27,021
Listing fees	23,750
Repurchase offer	23,624
Printing and shareholder reports	23,573
Insurance fees	10,632
Other	14,657

Total expenses		1,431,049

Investment income — net		5,200,827

Realized & Unrealized Loss — Net

Realized loss on:
Investments — net	(1,036,404)
Foreign currency transactions — net	(4,369,954)	(5,406,358)

Change in unrealized appreciation/depreciation on:
Investments — net	(4,580,414)
Options written — net	(26,873)
Foreign currency transactions — net	(168,993)	(4,776,280)

Total realized and unrealized loss — net		(10,182,638)

Net Decrease in Net Assets Resulting from Operations		$(4,981,811)

See Notes to Financial Statements.

GLOBAL INCOME & CURRENCY FUND INC.	DECEMBER 31, 2008	7

Statements of Changes in Net Assets

	For the Year Ended December 31,

Increase (Decrease) in Net Assets:	2008	2007

Operations

Investment income — net	$5,200,827	$8,222,116
Realized gain (loss) — net	(5,406,358)	4,113,180
Change in unrealized appreciation/depreciation — net	(4,776,280)	(1,617,048)

Net increase (decrease) in net assets resulting from operations	(4,981,811)	10,718,248

Dividends & Distributions to Shareholders

Investment income — net	(6,880,887)	(14,209,304)
Tax return of capital	(2,814,374)	—

Net decrease in net assets resulting from dividends and distributions to shareholders	(9,695,261)	(14,209,304)

Common Stock Transactions

Value of shares issued to Common Stock shareholders in reinvestment of dividends	—	654,837
Net redemption of Common Stock resulting from a repurchase offer (including $24,314 and $8,861 of repurchase fees, respectively)	(6,210,511)	(8,533,008)

Net decrease in net assets resulting from Common Stock transactions	(6,210,511)	(7,878,171)

Net Assets

Total decrease in net assets	(20,887,583)	(11,369,227)
Beginning of year	129,045,384	140,414,611

End of year*	$108,157,801	$129,045,384

* Undistributed investment income — net	$—	$594,525

          See Notes to Financial Statements.

8	GLOBAL INCOME & CURRENCY FUND INC.	DECEMBER 31, 2008

Financial Highlights

	For the Year Ended December 31,			For the Period April 28, 2006(a) to December 31, 2006
The following per share data and ratios have been derived from information provided in the financial statements.
	2008		2007

Per Share Operating Performance

Net asset value, beginning of period	$18.58		$19.09	$19.10

Investment income — net(b)	.78		1.16	.71
Realized and unrealized gain (loss) — net	(1.52	)(c)	.35 (c)	.30

Total from investment operations	(.74)		1.51	1.01

Less dividends and distributions from:
Investment income — net	(1.03)		(2.02)	(.74)
Realized gain — net	—		—	(.21)
Tax return of capital	(.42)		—	(.03)

Total dividends and distributions	(1.45)		(2.02)	(.98)

Offering costs resulting from the issuance of Common Stock	—		—	(.04)

Net asset value, end of period	$16.39		$18.58	$19.09

Market price per share, end of period	$13.97		$17.55	$18.05

Total Investment Return(d)

Based on net asset value per share	(3.06%)		8.60%	5.48	%(e)

Based on market price per share	(12.52%)		8.49%	(4.76	%)(e)

Ratios to Average Net Assets

Expenses(g)	1.20%		1.16%	1.19	%(f)

Investment income — net	4.35%		5.99%	5.45	%(f)

Supplemental Data

Net assets, end of period (in thousands)	$108,158		$129,045	$140,415

Portfolio turnover(h)	0%		0%	0%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Includes repurchase offer fees, which are less than $.01 per share.

(d)

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

(e)	Aggregate total investment return.

(f)	Annualized.

(g)	In 2007, a reimbursement of expenses in the amount of $10,464 had no impact on expense ratios.

(h)

Portfolio turnover is calculated based upon long-term investments. All of the securities held in the portfolio have been classified as short-term investments because the maturity dates at the time of acquisition were one year or less, and therefore, the portfolio turnover is zero.

See Notes to Financial Statements.

GLOBAL INCOME & CURRENCY FUND INC.	DECEMBER 31, 2008	9

Notes to Financial Statements

1. Significant Accounting Policies:

Global Income & Currency Fund Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund’s financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund’s Common Stock Shares are listed on the New York Stock Exchange (“NYSE”) under the symbol GCF. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments — Debt securities are traded primarily in the over-the-counter (“OTC”) markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund. Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or the counterparty. U.S. Treasury Bills and Agency Bills are issued at a discount (original issue discount) and are valued daily. The value is generally in line with the time value effect of the discount accretion. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund’s Board of Directors or by the investment adviser using a pricing service and/or procedures approved by the Fund’s Board of Directors.

(b) Foreign currency transactions — Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund may invest in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. entities.

(c) Derivative financial instruments — The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract resulting from an unfavorable price change in the underlying security or index, or if the counterparty does not perform under the contract. The counterparty for certain instruments may pledge cash or securities as collateral.

10	GLOBAL INCOME & CURRENCY FUND INC.	DECEMBER 31, 2008

Notes to Financial Statements (continued)

•

Forward foreign exchange contracts — The Fund will enter into forward foreign exchange contracts which include, but are not limited to, cash settled currency forward contracts including non-deliverable currency forward contracts. The contracts are marked-to-market daily and any change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. To the extent necessary, certain debt securities will serve as collateral for the Fund’s currency contracts. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date as of the contract is an interim date for which quotations are not available. The use of forward foreign currency contracts involves the risk that counterparties may not meet the terms of the agreement and market risk of unanticipated movements in the value of a foreign currency relative to the US dollar. On October 31, 2008, wire transfers in the amount of 16,046,702.00 Singapore Dollars and 11,192,900.64 U.S. Dollars (collectively, the “Transfers”) were effected from the Fund’s account in connection with certain foreign currency transactions intended to close out foreign currency positions with the counterparties. The custodian has credited the full amount of the Transfers to the Fund’s account and the Fund assigned to the custodian any and all claims against the counterparties in connection with the Transfers as of October 31, 2008.

•

Options — The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). Written and purchased options are non-income producing investments.

•

Swaps — The Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the swap agreements.

(d) Income taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends and capital gains at various rates.

Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”) requires an analysis of tax positions taken or to be taken on a tax return and whether such positions are “more likely than not” to be sustained upon examination based on their technical merit. To the extent they would not be sustained, tax expense (and related interest and penalties) would be recognized for financial statement reporting purposes. Management has evaluated the application of FIN 48 to the Fund, and has determined that FIN 48 does not have a material impact on the Fund’s financial statements. The Fund files U.S. and various state tax returns. To the best of the Fund’s knowledge, no income tax returns are currently under examination. All tax years of the Fund are open at this time.

GLOBAL INCOME & CURRENCY FUND INC.	DECEMBER 31, 2008	11

Notes to Financial Statements (continued)

(e) Security transactions and investment income — Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(f) Dividends and distributions — Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Portions of the distributions paid by the Fund during the year ended December 31, 2008 were characterized as a tax return of capital.

(g) Recent accounting pronouncements — In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133” (“FAS 161”), was issued. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. Disclosures required by FAS 161 are effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The impact on the Fund’s financial statement disclosures, if any, is currently being assessed.

(h) Reclassifications — Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $1,061,911 has been reclassified from accumulated net realized capital losses to accumulated distributions in excess of net investment income and $23,624 has been reclassified to paid-in capital in excess of par from accumulated distributions in excess of net investment income as a result of permanent differences attributable to foreign currency transactions and non-deductible expenses. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory and Management Agreement with IQ Investment Advisors LLC (“IQ Advisors”), an indirect, wholly owned subsidiary of Merrill Lynch & Co., Inc. (“ML & Co.”). IQ Advisors is responsible for the investment advisory, management and administrative services to the Fund. In addition, IQ Advisors provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate equal to .90% of the average daily value of the Fund’s net assets plus borrowings for leverage and other investment purposes. In addition, IQ Advisors has entered into a Subadvisory Agreement with Nuveen Asset Management (“NAM”). Pursuant to the agreement, NAM provides certain investment advisory services to IQ Advisors with respect to the Fund. For such services, IQ Advisors pays NAM a monthly fee at an annual rate equal to .40% of the average daily value of the Fund’s net assets plus borrowings for leverage and other investment purposes. There is no increase in aggregate fees paid by the Fund for these services.

IQ Advisors has entered into an Administration Agreement with Princeton Administrators, LLC (the “Administrator”). The Administration Agreement provides that IQ Advisors pays the Administrator a fee from its investment advisory fee at an annual rate equal to .12% of the average daily value of the Fund’s net assets plus borrowings for leverage and other investment purposes for the performance of administrative and other services necessary for the operation of the Fund. There is no increase in the aggregate fees paid by the Fund for these services. The Administrator is an indirect, wholly owned subsidiary of BlackRock, Inc. (“BlackRock”). ML & Co. is a substantial owner of BlackRock.

Certain officers of the Fund are officers and/or directors of IQ Advisors, ML & Co. and/or BlackRock or their affiliates.

12	GLOBAL INCOME & CURRENCY FUND INC.	DECEMBER 31, 2008

Notes to Financial Statements (concluded)

3. Investments:

There were no purchases or sales of long-term investments for the year ended December 31, 2008.

Transactions in options written for the year ended December 31, 2008 were as follows:

Put Options Written	Number of Contracts	Premiums Received

Outstanding put options written, beginning of year	—	—
Options written	5,500	$116,325

Outstanding put options written, end of year	5,500	$116,325

4. Common Stock Transactions:

The Fund is authorized to issue 100,000,000 shares of capital stock, par value $.001 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of Common Stock without approval of the holders of Common Stock.

Shares issued and outstanding during the year ended December 31, 2008 decreased by 347,344 as a result of a repurchase offer. Shares issued and outstanding during the year ended December 31, 2007 decreased by 443,043 as a result of a repurchase offer and increased by 34,702 as a result of dividend reinvestment.

Subject to the approval of the Board of Directors, the Fund will make offers to repurchase its shares at annual (approximately 12-month) intervals. The shares tendered in the repurchase offer will be subject to a repurchase fee retained by the Fund to compensate the Fund for expenses directly related to the repurchase offer.

With regard to repurchase fees, IQ will reimburse the Fund for the cost of expenses paid in excess of 2% of the value of the shares that are repurchased.

5. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended December 31, 2008 and December 31, 2007 was as follows:

	12/31/2008	12/31/2007

Distributions paid from:
Ordinary income	$6,880,887	$14,209,304
Tax return of capital	2,814,374	—

Total distributions	$9,695,261	$14,209,304

As of December 31, 2008, the components of accumulated losses on a tax basis were as follows:

Undistributed ordinary income — net	—
Undistributed long-term capital gains — net	—

Total undistributed earnings — net	—
Capital loss carryforward	$(6,491,201	)*
Unrealized loss — net	(8,358,166	)**

Total accumulated losses — net	$(14,849,367)

*

On December 31, 2008, the Fund had a net capital loss carryforward of $6,491,201, of which $3,235,195 expires in 2015 and $3,256,006 expires in 2016. This amount will be available to offset like amounts of any future taxable gains.

**

The difference between book-basis and tax-basis net unrealized loss is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts and the deferral of post-October capital losses for tax purposes.

6. Subsequent Events:

Effective January 1, 2009, ML & Co., IQ Advisors’ parent, became a wholly owned subsidiary of Bank of America Corporation (the “Transaction”).

On January 23, 2009, a special meeting of stockholders was reconvened from December 19, 2008 to vote on a new investment advisory and management agreement and a new investment subadvisory agreement (together the “New Agreements”) to prevent any potential disruption in IQ Advisors’ and the subadviser’s ability to continue to provide services to the Fund in connection with the Transaction. ML & Co. had informed the Board of Directors of the Fund that it did not believe the Transaction would result in an “assignment” of the Fund’s current investment advisory and management agreement and current investment subadvisory agreement (together, the “Current Agreements”) under the 1940 Act, but that it was possible that the Transaction could be determined to result in such an assignment, which would cause the automatic termination of each Current Agreement.

Each of the New Agreements was approved by stockholders and became effective on January 24, 2009. From January 1 to January 23, 2009, the Fund operated under an interim investment advisory and management agreement and an interim investment subadvisory agreement that were previously approved by the Board of Directors of the Fund pursuant to Rule 15a-4 under the 1940 Act.

GLOBAL INCOME & CURRENCY FUND INC.	DECEMBER 31, 2008	13

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Global Income & Currency Fund Inc.:

We have audited the accompanying statement of assets, liabilities and capital of Global Income & Currency Fund Inc. (the “Fund”), including the schedule of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Income & Currency Fund Inc. as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, NJ
March 13, 2009

14	GLOBAL INCOME & CURRENCY FUND INC.	DECEMBER 31, 2008

Important Tax Information

The following information is provided with respect to the ordinary income distributions paid by Global Income & Currency Fund Inc. for the fiscal year ended December 31, 2008:

Federal Obligation Interest

Month(s) Paid:	March 2008 – December 2008	21.02	%*

Interest-Related Dividends for Non-U.S. Residents

Month(s) Paid:	March 2008	25.30	%**
	June 2008 – December 2008	26.33	%**

*

The law varies in each state as to whether and what percentage of dividend income attributable to Federal Obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

**	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

GLOBAL INCOME & CURRENCY FUND INC.	DECEMBER 31, 2008	15

Fundamental Periodic Repurchase Policy

The Board of Directors approved a fundamental policy whereby the Fund would adopt an “interval fund” structure pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended, (“the Investment Company Act”). As an interval fund, the Fund will make annual repurchase offers at net asset value (less repurchase fee not to exceed 2%) to all Fund shareholders. The percentage of outstanding shares that the Fund can repurchase in each offer will be established by the Fund’s Board of Directors shortly before the commencement of each offer, and will be between 5% and 25% of the Fund’s then outstanding shares.

The Fund has adopted the following fundamental policy regarding periodic repurchases:

a) The Fund will make offers to repurchase its shares at annual (approximately 12-month) intervals pursuant to Rule 23c-3 under the Investment Company Act (“Offers”). The Board of Directors may place such conditions and limitations on an Offer, as may be permitted under Rule 23c-3.

b) The repurchase request deadline for each Offer, by which the Fund must receive repurchase requests submitted by shareholders in response to the most recent Offer, will be determined by reference to the fourth quarterly rebalancing date of the current annual period for the currency investments (as described in the Fund’s prospectus); and will be the fourteenth day prior to such exercise date; provided, that in the event that such day is not a business day, the repurchase request deadline will be the business day subsequent to the fourteenth day prior to the exercise date of the call spreads and written call options (the “Repurchase Request Deadline”).

c) The maximum number of days between a Repurchase Request Deadline and the next repurchase pricing date will be fourteen days; provided that if the fourteenth day after a Repurchase Request Deadline is not a business day, the repurchase pricing date shall be the next business day (the “Repurchase Pricing Date”).

d) Offers may be suspended or postponed under certain circumstances, as provided for in Rule 23c-3.

16	GLOBAL INCOME & CURRENCY FUND INC.	DECEMBER 31, 2008

Approval of New Advisory Agreements and New Subadvisory Agreements

On September 15, 2008, Merrill Lynch & Co., Inc. (“Merrill Lynch”), the parent company of IQ Investment Advisors LLC (“IQ Advisors” or the “Adviser”), announced that it had entered into a definitive Agreement and Plan of Merger with Bank of America Corporation (“Bank of America”) whereby a wholly owned subsidiary of Bank of America would be merged with and into Merrill Lynch (the “Transaction”). Merrill Lynch informed the Board of Directors of each of the funds advised by IQ Advisors (the “IQ Funds” or the “Funds”) that it did not believe the Transaction would result in an “assignment” of the Funds’ current investment advisory and management agreements (the “Current Advisory Agreements”) and current investment subadvisory agreements (the “Current Subadvisory Agreements”) (together, the “Current Agreements”) under the Investment Company Act of 1940, as amended (the “1940 Act”), but that it was possible that the Transaction could be determined to result in such an assignment, which would cause the automatic termination of each Current Agreement.

In anticipation of the completion of the Transaction, the Boards of Directors of each of the Funds (the “Board”) met in person on November 11, 2008 (the “Meeting”) for purposes of, among other things, considering whether it would be in the best interests of the Funds and their stockholders to approve new investment advisory and management agreements between IQ Advisors and each of the Funds (the “New Advisory Agreements”) and new investment subadvisory agreements between IQ Advisors and the respective subadviser to each Fund (the “New Subadvisory Agreements”) (together, the “New Agreements”) that would take effect upon the closing of the Transaction. The Board also approved interim investment advisory and management agreements between IQ Advisors and each of the Funds (the “Interim Advisory Agreements”) and interim subadvisory agreements between IQ Advisors and the respective subadviser to each Fund (the “Interim Subadvisory Agreements”) (together, the “Interim Agreements”) that would take effect for a maximum of 150 days following the closing of the Transaction only in the event that stockholders have not approved the respective New Agreements prior to such time. The Board considered substantially the same factors in approving the Interim Agreements as were considered in approving the New Agreements.

The Transaction was approved by the stockholders of Merrill Lynch on December 5, 2008. Effective January 1, 2009, Merrill Lynch became a wholly owned subsidiary of Bank of America. The stockholders of the Fund approved the New Agreements on January 23, 2009.

The following discussion summarizes the information considered and the conclusions made by the Board in approving the New Agreements.

In considering the approval of the New Advisory Agreement between IQ Advisors and each Fund, the Directors received and discussed various materials provided to them in advance of the Meeting, which included, among other things, a copy of the form of New Advisory Agreement, the materials the Directors had received in connection with their consideration and approval of the continuation of the Current Advisory Agreement for each Fund (other than for MLP & Strategic Equity Fund Inc. (“MLP Fund”)), at the June 5, 2008 Board meeting, and additional materials presented at the November 11, 2008 Board meeting in connection with the New Advisory Agreements, including information from Lipper, Inc. (“Lipper”) with respect to MLP Fund, due diligence materials from IQ Advisors and a report on the Transaction and its potential impact on the services provided to the Funds. In addition, the Directors considered materials received at previous meetings of the Board regarding the Funds.

In considering whether to approve the New Advisory Agreements, the Directors reviewed materials from counsel to the Funds and from IQ Advisors including: (i) information concerning the services rendered to the Funds by IQ Advisors and its affiliates; (ii) information concerning the revenues and expenses incurred by IQ Advisors and its affiliates from the operation of the Funds; (iii) a memorandum outlining the legal duties of the Directors under the 1940 Act; and (iv) information from Lipper comparing each Fund’s fee rate for advisory and administrative services to those of other closed-end funds chosen by Lipper. Each New Advisory Agreement was considered separately by the Directors.

GLOBAL INCOME & CURRENCY FUND INC.	DECEMBER 31, 2008	17

Approval of New Advisory Agreements and New Subadvisory Agreements (continued)

The Directors considered and discussed, among other things, the following factors in approving the New Advisory Agreements and Interim Advisory Agreements:

(a) Nature, Extent and Quality of Services Provided by IQ Advisors and its Affiliates — In connection with their consideration of each New Advisory Agreement, the Directors considered representations by IQ Advisors that there would be no diminution in the services to be rendered to the Funds by IQ Advisors as a result of the Transaction. The Directors noted that representatives of IQ Advisors stated that they did not anticipate any change in their personnel responsible for providing services to the Funds.

In reviewing each New Advisory Agreement, the Directors focused on the services that IQ Advisors has provided to each Fund. The Directors considered the size and experience of IQ Advisors’ staff, its use of technology, and the degree to which IQ Advisors exercises supervision over the actions of each Fund’s respective subadviser. In connection with the investment advisory services provided, the Directors took into account detailed discussions they had with officers of IQ Advisors at the November 11, 2008 Board meeting and at prior Board meetings regarding the management of each Fund’s investments in accordance with each Fund’s stated investment objective and policies and the types of transactions entered into on behalf of each Fund.

In addition to the investment advisory services provided to the Funds, the Directors considered that IQ Advisors and its affiliates also provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements and other services necessary for the operation of the Funds. In particular, the Directors reviewed the compliance and administrative services provided to the Funds by IQ Advisors, including its oversight of each Fund’s day-to-day operations and its oversight of Fund accounting. The Directors noted that IQ Advisors has access to administrative, legal and compliance resources that help ensure a high level of quality in the compliance and administrative services provided to the Funds. The Directors also considered each Fund’s compliance history.

The Directors noted the representations of IQ Advisors that the Transaction would have no adverse effect on the resources and strengths of IQ Advisors in managing the Funds. The Directors then discussed the anticipated financial condition of IQ Advisors and its affiliates following the Transaction. The Directors noted statements from representatives of IQ Advisors that the financial position of IQ Advisors and its affiliates is not expected to be negatively affected by the Transaction. The Directors also considered representations from IQ Advisors that the Transaction is not expected to impact IQ Advisors’ compliance personnel or compliance procedures. Based on the discussions held and the materials presented at the Board meetings held on November 11, 2008 and June 5, 2008 and other prior Board meetings, the Directors determined that the Transaction would not likely cause an adverse change in the nature, extent and quality of the services to be provided by IQ Advisors under the New Advisory Agreements and that they expect that the quality of such services will continue to be of high quality and beneficial to the Funds.

(b) Investment Performance of each Fund and IQ Advisors — The Directors considered the history, experience, resources and strengths of IQ Advisors and its affiliates in developing and implementing the investment strategies used by each Fund. The Directors also considered the innovative nature of each Fund. The Directors noted the specialized nature of each Fund’s investment strategy and the inherent limitations in comparing a Fund’s investment performance to that of another investment company. The Directors reviewed the investment performance of each Fund that is currently operating and, where applicable, compared such performance to the performance of a relevant reference index. The Directors discussed the degree to which each such Fund was achieving its investment objective. In particular, the Directors noted that the Funds generally performed as expected and met their respective investment objectives. As a result of their discussions and review, the Directors concluded that the performance of each currently operating Fund was satisfactory.

(c) Costs of Services Provided and Profits Realized by IQ Advisors and its Affiliates from the Relationship with each Fund — In reviewing the New Advisory Agreements, the Directors referred to the materials presented and discussions held in connection with their consideration of the continuation of the Current Advisory Agreement for each respective Fund (other than for MLP Fund) at the June 5, 2008 Board meeting, and additional materials presented at the November 11, 2008 Board meeting in connection with the New Agreements for all Funds. At the June 5, 2008 meeting, the Directors reviewed and considered a memorandum from IQ Advisors regarding the methodology used by IQ Advisors in

18	GLOBAL INCOME & CURRENCY FUND INC.	DECEMBER 31, 2008

Approval of New Advisory Agreements and New Subadvisory Agreements (continued)

allocating its costs regarding the operations of the Funds and calculating each Fund’s profitability, including MLP Fund, to IQ Advisors and its affiliates. At the June 5, 2008 meeting, the Directors also reviewed a report detailing IQ Advisors’ profitability. After considering their discussion with IQ Advisors at the June 5, 2008 meeting and further discussions at the November 11, 2008 meeting and reviewing IQ Advisors’ memorandum and report, the Directors concluded that there continued to be a reasonable basis for the allocation of costs and the determination of profitability. The Directors considered the cost of the services provided by IQ Advisors to each Fund and the revenue derived by IQ Advisors and its affiliates. The Directors took into account discussions that they had with representatives of IQ Advisors at the June 5, 2008 Board meeting regarding its general level of profitability (if any), and the profits derived by its affiliate, BlackRock, Inc., from operating the Funds. The Directors also considered the direct and indirect benefits derived by other IQ Advisors’ affiliates, including Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), from the establishment of the Funds, including the underwriting arrangements relating to the initial distribution of Fund shares. The Directors considered federal court decisions discussing an investment adviser’s profitability and profitability levels considered to be reasonable in those decisions. The Directors concluded that any profits made by IQ Advisors and its affiliates (including BlackRock, Inc. and MLPF&S) are acceptable in relation to the nature, extent and quality of services provided. The Directors also concluded that each Fund continued to benefit from such services provided by IQ Advisors’ affiliates.

(d) Extent to which Economies of Scale would be Realized as a Fund Grows and Whether Fee Levels would Reflect such Economies of Scale — In considering the extent to which economies of scale might be realized if the assets of a Fund were to increase and whether there should be changes in the advisory fee rate or structure in order to enable a Fund to participate in these economies of scale, the Directors referred to the materials presented and discussions held in connection with their considerations at the June 5, 2008 Board meeting and additional materials presented at the November 11, 2008 Board meeting in connection with the New Advisory Agreements. The Directors noted that because each Fund is a closed-end fund, any increase in asset levels generally would have to come from appreciation through investment performance. The Directors also noted that each Fund, other than Dow 30SM Premium & Dividend Income Fund Inc. (“Dow 30”), NASDAQ Premium Income & Growth Fund Inc. (“NASDAQ Premium”), Dow 30SM Enhanced Premium & Income Fund Inc. (“Dow 30 Enhanced”), MLP Fund and S&P 500® Covered Call Fund Inc. (“Covered Call”), is an interval fund that periodically allows stockholders to tender their shares to the Fund and that such tender offers reduce the amount of Fund assets.

Taking into account the totality of the information and materials provided to them at Board meetings held November 11, 2008 and June 5, 2008 and at other prior Board meetings, the Directors determined that no changes were currently necessary to each Fund’s fee structure.

(e) Comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients — The Directors considered representations by IQ Advisors that there would be no change in the advisory fee paid by each Fund to IQ Advisors under the New Advisory Agreements as a result of the Transaction. In considering the compensation to be paid to IQ Advisors, noting that no changes to such compensation from that payable under the Current Advisory Agreements were proposed, the Directors referred to the materials presented and discussions held in connection with their considerations at the June 5, 2008 Board meeting and additional materials presented at the November 11, 2008 Board meeting in connection with the New Advisory Agreements. The Directors noted that in connection with such considerations it had received and reviewed a comparison of both the services rendered and the fees paid under the Current Advisory Agreements to the contracts of other investment advisers with respect to other closed-end registered investment companies. In particular, the Directors noted that it evaluated each Fund’s contractual fee rate for advisory and administrative services as compared to the contractual fee rate of other closed-end funds chosen by Lipper. In connection with its consideration of the New Advisory Agreement for MLP Fund, the Directors noted that it had received and reviewed fee comparison data from Lipper at the November 11, 2008 Board meeting. The Directors noted that each Fund’s contractual advisory fee rate at a common asset level was equal to or lower than the median fee rate of its Lipper comparison funds.

Taking into account the totality of the information and materials provided to them at the Board meetings held on November 11, 2008 and June 5, 2008, and at other prior Board meetings, the Directors concluded that the advisory fee rates proposed under each New Advisory Agreement were reasonable for the services being rendered and in comparison to the data reflected in the Lipper materials.

GLOBAL INCOME & CURRENCY FUND INC.	DECEMBER 31, 2008	19

Approval of New Advisory Agreements and New Subadvisory Agreements (continued)

(f) Conclusion — The Directors examined the totality of the information they were provided at the November 11, 2008 and June 5, 2008 Board meetings and did not identify any single factor discussed previously as controlling. The Directors concluded that the terms of each New Advisory Agreement were fair and reasonable, that IQ Advisors’ fees are reasonable for the services provided to each Fund, and that each New Advisory Agreement should be approved and recommended to stockholders.

Approval of New Investment Subadvisory Agreements

The Directors discussed the approval of New Subadvisory Agreements between IQ Advisors and BlackRock Investment Management, LLC (“BlackRock”), as subadviser to S&P 500® GEARED Fund Inc. (“S&P GEARED”) and Small Cap Premium & Dividend Income Fund Inc. (“Small Cap”); Oppenheimer Capital LLC (“Oppenheimer”), as subadviser to Covered Call and Enhanced S&P 500® Covered Call Fund Inc. (“Enhanced Covered Call”); Nuveen HydePark Group, LLC (“Nuveen HydePark”), as subadviser to Dow 30, Dow 30 Enhanced, NASDAQ Premium and Defined Strategy Fund Inc. (“Defined Strategy”); Fiduciary Asset Management, LLC (“FAMCO”), as subadviser to MLP Fund; and Nuveen Asset Management (“NAM”), as subadviser to Global Income & Currency Fund Inc. (“Global Income”) (each, a “Subadviser” and, collectively, the “Subadvisers”). The Directors also discussed the approval of Interim Subadvisory Agreements between IQ Advisors and the Subadvisers of each of the Funds, which would go into effect for a maximum of 150 days following the closing of the Transaction only in the event that stockholders have not approved the respective New Subadvisory Agreement prior to such time.

In considering the approval of the New Subadvisory Agreement between IQ Advisors and each Subadviser, the Directors received and discussed various materials provided to them in advance of the meetings which included, among other things, a copy of the form of New Subadvisory Agreement, the materials the Directors had received in connection with their consideration and approval of the continuation of the Current Subadvisory Agreements for each Fund (other than for MLP Fund) at the June 5, 2008 Board meeting, and additional materials presented at the November 11, 2008 Board meeting in connection with the New Agreements, including due diligence materials from IQ Advisors and a report and presentation on the Transaction and its potential impact on the services provided to the Funds. In addition, the Directors considered materials received at previous meetings of the Directors regarding the Funds.

In considering whether to approve the New Subadvisory Agreements, the Directors reviewed materials from counsel to the Funds and from IQ Advisors and the Subadvisers including, as applicable: (i) information concerning the services rendered to the Funds by the Subadvisers; (ii) information concerning the revenues and expenses incurred by the Subadvisers from the operation of the Funds; (iii) a memorandum outlining the legal duties of the Directors under the 1940 Act; and (iv) information from Lipper comparing each Fund’s fee rate for advisory and administrative services to those of other closed-end funds chosen by Lipper. Each New Subadvisory Agreement was considered separately by the Directors.

The Directors considered and discussed, among other things, the following factors in approving the New Subadvisory Agreements and Interim Subadvisory Agreements:

(a) Nature, Extent and Quality of Services Provided by the Subadvisers — In reviewing the New Subadvisory Agreements, the Directors referred to the materials presented and discussions held in connection with their consideration of the continuation of the Current Subadvisory Agreement for each respective Fund (other than MLP Fund) at the June 5, 2008 Board meeting, and additional materials presented at the November 11, 2008 Board meeting in connection with the New Advisory Agreements. The Directors focused on the experience of the Subadvisers in managing registered funds. The Directors considered the reputation and investment experience of the Subadvisers and their investment professionals who have served as portfolio managers and would continue to serve as portfolio managers. The Directors noted that it had met with officers of IQ Advisors and members of each Subadviser’s portfolio management team to discuss the management of each Fund’s investments at recent Board meetings. The Directors took into account the annual due diligence investment review of each Subadviser to a currently operating Fund and the report presented at a prior meeting that concluded that each such Subadviser has thus far executed its

20	GLOBAL INCOME & CURRENCY FUND INC.	DECEMBER 31, 2008

Approval of New Advisory Agreements and New Subadvisory Agreements (continued)

respective Fund’s investment strategies in accordance with the Fund’s objectives and general expectations. The Directors noted that it had discussed each Fund’s investment strategy with representatives from the respective Subadviser, including discussions regarding the premises underlying the Fund’s investment strategy, its efficacy and potential risks. The Directors also considered the favorable history, reputation and background of each Subadviser and its personnel, and the substantial experience of such Subadviser’s portfolio management team. The Directors considered the compliance program of each Subadviser and the report of the chief compliance officer of the Funds. Following consideration of this information, and based on management presentations during the November 11, 2008 and June 5, 2008 Board meetings, the Directors concluded that the nature, extent and quality of services provided to each Fund by the applicable Subadviser under the Current Subadvisory Agreement were of a high quality and would continue to benefit the respective Fund. The Directors considered that the same services would be provided by the same personnel pursuant to the New Subadvisory Agreements.

(b) Investment Performance of each Fund and each Subadviser — The Directors had received and considered information about the investment performance of each Fund that is currently operating in light of its stated investment objective and made the determinations discussed above under “Investment Performance of each Fund and IQ Advisors.” As a result of their discussions and review, the Directors concluded that the performance of each currently operating Fund was satisfactory.

(c) Cost of Services Provided and Profits Realized by each Subadviser from the Relationship with each respective Fund — The Directors considered the profitability to BlackRock, a subsidiary of BlackRock, Inc., by serving as Subadviser to two Funds and from its relationship with IQ Advisors based on the information discussed above under “Costs of Services Provided and Profits Realized by IQ Advisors and its Affiliates from the Relationship with each Fund.” Based on such information, the Directors concluded that BlackRock’s profits were acceptable in relation to the nature, extent and quality of services provided. The Directors noted that profitability data was not provided with respect to the other Subadvisers of the Funds and concluded that such data was unnecessary because such subadvisory arrangements were entered into at “arm’s length” between IQ Advisors and each such Subadviser (including NAM and Nuveen HydePark, with which subadvisory arrangements were originally negotiated prior to the investment in their parent company by an affiliate of IQ Advisors). The Directors then considered the potential direct and indirect benefits to each Subadviser and its affiliates from their relationship with each of their respective Funds, including the reputational benefits from managing the Funds. The Directors concluded that the potential benefits to each Subadviser were consistent with those obtained by other subadvisers in similar types of arrangements.

(d) Extent to which Economies of Scale would be Realized as a Fund Grows and Whether Fee Levels would Reflect such Economies of Scale — The Directors received and considered information about potential economies of scale at the November 11, 2008 and June 5, 2008 Board meetings and made the determinations discussed above under “Extent to which Economies of Scale would be Realized as a Fund Grows and Whether Fee Levels would Reflect such Economies of Scale.”

Taking into account the totality of the information and materials provided to them at the November 11, 2008, June 5, 2008, and at other prior Board meetings, the Directors determined that no changes were currently necessary to each Fund’s fee structure.

GLOBAL INCOME & CURRENCY FUND INC.	DECEMBER 31, 2008	21

Approval of New Advisory Agreements and New Subadvisory Agreements (concluded)

(e) Comparison of services rendered and fees paid to those under other subadvisory contracts, such as contracts of the same and other investment advisers or other clients — The Directors considered representations by IQ Advisors that there would be no change in the allocation of the fees between IQ Advisors and Subadvisers in relation to the services provided by a Subadviser, as a result of the Transaction. In considering the compensation to be paid to the Subadvisers, noting that no changes to such compensation from that payable under the Current Subadvisory Agreements were proposed, the Directors referred to the materials presented and discussions held in connection with their consideration of the continuation of the Current Subadvisory Agreement for the respective Fund (other than for MLP Fund), and additional materials presented at the November 11, 2008 Board meeting in connection with the New Advisory Agreements. The Directors noted that, in connection with such considerations, the Directors had received and reviewed fee comparison data from Lipper (which included information regarding the fees paid by certain investment advisers to subadvisers of peer funds), and concluded that such information continued to be relevant to their current deliberations. The Directors received and reviewed fee comparison data from Lipper for MLP Fund at the November 11, 2008 Board meeting. In reviewing that data, the Directors noted that the subadvisory fee with respect to each Fund was at a level that continued to be reasonable and similar to that of comparable funds.

The Directors discussed the services rendered by each Subadviser and determined that such services were consistent with those provided by subadvisers generally and sufficient for the management of the Funds. Taking into account the totality of the information and materials provided to them at the Board meetings held on November 11, 2008 and June 5, 2008 and at other prior Board meetings, among other things, the fact that the subadvisory fees were negotiated by IQ Advisors on an arm’s length basis, the Directors concluded that the subadvisory fees proposed under each New Subadvisory Agreement continued to be reasonable for the services being rendered.

(f) Conclusion — The Directors examined the totality of the information they were provided at the November 11, 2008 and June 5, 2008 Board meetings and did not identify any single factor discussed previously as controlling. The Directors concluded that the terms of each New Subadvisory Agreement were fair and reasonable, that the Subadvisers’ fees are reasonable for the services provided to each Fund, and that each New Subadvisory Agreement should be approved and recommended to stockholders.

22	GLOBAL INCOME & CURRENCY FUND INC.	DECEMBER 31, 2008

Automatic Dividend Reinvestment Plan

How the Plan Works — The Fund offers a Dividend Reinvestment Plan (the “Plan”) under which distributions paid by the Fund are automatically reinvested in additional shares of Common Stock of the Fund. The Plan is administered on behalf of the shareholders by BNY Mellon Shareowner Services (the “Plan Agent”). Under the Plan, whenever the Fund declares a distribution, participants in the Plan will receive the equivalent in shares of Common Stock of the Fund. The Plan Agent will acquire the shares for the participant’s account either (i) through receipt of additional unissued but authorized shares of the Fund (“newly issued shares”) or (ii) by purchase of outstanding shares of Common Stock on the open market on the New York Stock Exchange or elsewhere. If, on the distribution payment date, the Fund’s net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (a condition often referred to as a “market premium”), the Plan Agent will invest the distribution amount in newly issued shares. If the Fund’s net asset value per share is greater than the market price per share (a condition often referred to as a “market discount”), the Plan Agent will invest the distribution amount by purchasing on the open market additional shares. If the Plan Agent is unable to invest the full distribution amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any uninvested portion in newly issued shares. The shares acquired are credited to each shareholder’s account. The amount credited is determined by dividing the dollar amount of the distribution by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or (ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan — Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she purchases shares of Common Stock of the Fund unless the shareholder specifically elects not to participate in the Plan. Shareholders who elect not to participate will receive all distributions in cash. Shareholders who do not wish to participate in the Plan, must advise the Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

Benefits of the Plan — The Plan provides an easy, convenient way for shareholders to make additional, regular investments in the Fund. The Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of the Fund’s shares is above the net asset value, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received. However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees — There are no enrollment fees or brokerage fees for participating in the Plan. The Plan Agent’s service fees for handling the reinvestment of distributions are paid for by the Fund. However, brokerage commissions may be incurred when the Fund purchases shares on the open market and shareholders will pay a pro rata share of any such commissions.

Tax Implications — The automatic reinvestment of distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such distributions. Therefore, income and capital gains may still be realized even though shareholders do not receive cash. If, when the Fund’s shares are trading at a market premium, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of the discount from the market value (which may not exceed 5% of the fair market value of the Fund’s shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Contact Information — All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at BNY Mellon Shareowner Services, P.O. Box 358035, Pittsburgh, PA 15252-8035, Telephone: 877-296-3711.

GLOBAL INCOME & CURRENCY FUND INC.	DECEMBER 31, 2008	23

Proxy Results

During the six-month period ended December 31, 2008, the shareholders of Global Income & Currency Fund Inc. voted on the following proposals. On December 19, 2008, a special meeting of shareholders was adjourned with respect to the proposals until January 23, 2009, at which time they were approved. A description of the proposals and number of shares voted are as follows:

	Shares Voted For	Shares Voted Against	Abstentions/ Broker Non-votes

To approve a new investment advisory and management agreement for the Fund.	2,910,511	102,232	389,282

To approve a new investment subadvisory agreement for the Fund.	2,905,408	101,026	395,591

24	GLOBAL INCOME & CURRENCY FUND INC.	DECEMBER 31, 2008

Directors and Officers

Name	Address & Year of Birth	Position(s) Held With Fund***	Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of IQ Advisors- Affiliate Advised Funds and Portfolios Overseen by Director	Other Public Directorships Held by Director

Non-Interested Directors*

Paul Glasserman	P.O. Box 9095 Princeton, NJ 08543-9095 1962	Director & Chairperson of the Board	2006 to present	Professor, Columbia University Business School since 1991; Senior Vice Dean since July 2004.	10	None

Steven W. Kohlhagen	P.O. Box 9095 Princeton, NJ 08543-9095 1947	Director & Chairperson of the Audit Committee	2006 to present	Retired financial industry executive since August 2002.	10	Ametek, Inc.

William J. Rainer	P.O. Box 9095 Princeton, NJ 08543-9095 1946	Director	2006 to present	Retired securities and futures industry executive; Chairman and Chief Executive Officer, OneChicago, LLC, a designated contract market (2001 – November 2004); Former Chairman, Commodity Futures Trading Commission.	10	None

Laura S. Unger	P.O. Box 9095 Princeton, NJ 08543-9095 1961	Director & Chairperson of the Nominating & Corporate Governance Committee	2007 to present	Independent Consultant since 2002; Commentator, Nightly Business Report since 2005; Senior Advisor, Marwood Group (2005 – 2007); Regulatory Expert for CNBC (2002 – 2003).	10	CA, Inc. (software) and Ambac Financial Group, Inc.

*	Each of the Non-Interested Directors is a member of the Audit Committee and the Nominating and Corporate Governance Committee.

**

Each Director will serve for a term of one year and until his or her successor is elected and qualifies, or his or her earlier death, resignation or removal as provided in the Fund’s Bylaws, charter or by statute.

***

Chairperson titles are effective January 1, 2009. Prior to this date, the chairpersons were as follows: Mr. William J. Rainer, Chairman of the Board, Mr. Steven W. Kohlhagen, Chairman of the Nominating & Corporate Governance Committee; and Mr. Paul Glasserman, Chairman of the Audit Committee.

GLOBAL INCOME & CURRENCY FUND INC.	DECEMBER 31, 2008	25

Directors and Officers (concluded)

Name	Address & Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years

Fund Officers*

Mitchell M. Cox	P.O. Box 9011 Princeton, NJ 08543-9011 1965	President	2006 to present

IQ Investment Advisors LLC, President since April 2004; Merrill Lynch, Pierce, Fenner & Smith (“MLPF&S”), Managing Director, Head of Global Investments & Insurance Solutions since 2008; MLPF&S, Managing Director, Head of Financial Products Group (2007 – 2008); MLPF&S, Managing Director, Head of Global Wealth Management Market Investments & Origination (2003 – 2007); MLPF&S, Managing Director, Head of Structured Products Origination and Sales (2001 – 2003); MLPF&S, FAM Distributors (“FAMD”), Director since 2006; IQ Financial Products LLC, Director since 2006.

Justin C. Ferri	P.O. Box 9011 Princeton, NJ 08543-9011 1975	Vice President	2006 to present

IQ Investment Advisors LLC, Vice President since 2005; MLPF&S, Managing Director, Global Investments & Insurance Solutions since 2008; Merrill Lynch Alternative Investments LLC (“MLAI”), Director since 2008; MLPF&S, Vice President, Head of Global Private Client Rampart Equity Derivatives (2004 – 2005); MLPF&S, Vice President, Co-Head Global Private Client Domestic Analytic Development (2002 – 2004).

Donald C. Burke	P.O. Box 9011 Princeton, NJ 08543-9011 1960	Vice President and Assistant Treasurer	2006 to present

IQ Investment Advisors LLC, Secretary and Treasurer (2004 – March 2007); BlackRock, Inc., Managing Director since 2006; Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management (“FAM”), Managing Director (2006); MLIM and FAM, First Vice President (1997 – 2005) and Treasurer (1999 – 2006).

James E. Hillman	P.O. Box 9011 Princeton, NJ 08543-9011 1957	Vice President and Treasurer	2007 to present

IQ Investment Advisors LLC, Treasurer since March 2007; MLPF&S, Director, Structured and Alternative Solutions since 2007; MLPF&S, Director, Global Wealth Management Market Investments & Origination (September 2006 – 2007); Managed Account Advisors LLC, Vice President and Treasurer since November 2006; Director, Citigroup Alternative Investments Tax Advantaged Short Term Fund in 2006; Director, Korea Equity Fund Inc. in 2006; Independent Consultant, January to September 2006; Managing Director, The Bank of New York, Inc. (1999 – 2006).

Colleen R. Rusch	P.O. Box 9011 Princeton, NJ 08543-9011 1967	Vice President and Secretary	2006 to present

IQ Investment Advisors LLC, Chief Administrative Officer and Secretary since 2007, Vice President since 2005; MLPF&S, Director, Structured and Alternative Solutions since 2007; MLPF&S, Director, Global Wealth Management Market Investments & Origination (2005 – 2007); MLIM, Director from January 2005 to July 2005; Vice President of MLIM (1998 – 2004).

Martin G. Byrne	P.O. Box 9011 Princeton, NJ 08543-9011 1962	Chief Legal Officer	2006 to present

IQ Investment Advisors LLC, Chief Legal Officer since June 2006; Merrill Lynch & Co., Inc., Office of General Counsel, Managing Director since 2006, First Vice President (2002 – 2006); Managed Account Advisors LLC, Chief Legal Officer since November 2006; FAMD, Director since 2006.

Gloria Greco	P.O. Box 9011 Princeton, NJ 08543-9011 1962	Chief Compliance Officer	2008 to present

IQ Investment Advisors LLC, Chief Compliance Officer since 2008; Merrill Lynch & Co., Inc., First Vice President, Global Compliance since February 2006, Director (2003 – 2006), Vice President (1999 – 2003).

Michael M. Higuchi	P.O. Box 9011 Princeton, NJ 08543-9011 1979	Vice President	2008 to present

IQ Investment Advisors LLC, Vice President since 2008; MLPF&S, Vice President, Structured and Alternative Solutions since 2007; ML & Co., Inc., Vice President, Corporate Finance Treasury (2006 – 2007); ML & Co., Inc., Assistant Vice President, Corporate Finance Treasury (2005 – 2006); ML & Co., Inc., Senior Specialist, Corporate Finance Treasury (2003 – 2005).

* Officers of the Fund serve at the pleasure of the Board of Directors.

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
BNY Mellon Shareowner Services
480 Washington Boulevard
Jersey City, NJ 07310

26	GLOBAL INCOME & CURRENCY FUND INC.	DECEMBER 31, 2008

Privacy Pledge

Below is a summary of the Merrill Lynch Global Privacy Pledge, as it pertains to the IQ Funds’ shareholders. A full copy of the pledge is available at www.iqiafunds.com or upon request by calling 1-877-449-4742.

To whom and what does this Pledge apply?

This Pledge covers the personal information of current and former individual clients of Merrill Lynch and certain affiliates, including IQ Investment Advisors LLC (“IQ”), the investment adviser to the IQ family of registered closed-end investment companies (“IQ Funds”). In addition, this Pledge covers the personal information of other individuals with whom Merrill Lynch has an existing or prospective relationship where either (a) such protection is required by applicable laws, rules or regulations; or (b) a Merrill Lynch company has made a separate and specific commitment to that effect. In this Pledge, “personal information” refers to (a) any information relating to an identified individual; or (b) any nonpublic personal information. Shareholders of the IQ Funds are covered by this Pledge.

The Merrill Lynch family of companies is now part of the Bank of America family of companies. When used herein, “we,” “our” and “us” refer only to the Merrill Lynch family of companies and does not explain how the other Bank of America companies manage customer information and what actions you can take regarding how the other Bank of America companies use and share your information. Please visit www.bankofamerica.com/privacy for more information on the policy of the other Bank of America companies.

What personal information do we collect and how do we collect it?

Based on our relationship with you, we collect personal information from and about you that is adequate, relevant and appropriate under the circumstances. For example, we may collect or verify personal information from or about you in the following ways:

•

From applications; forms; communications (including electronic communications) and other interactions (information including your name, address, e-mail address, telephone number, Social Security or other identification number, income, assets, financial goals, interests, source of funds and investment objectives);

•	From your transactions made with or by a Merrill Lynch company;

•

From entities outside of the Merrill Lynch corporate family (“nonaffiliated third parties”), information including your creditworthiness/credit history and identity. These non-affiliated third parties include consumer/credit-reporting agencies; joint marketing partners; verification services; loan servicers or originators; entities to which we provide stock option and 401(k) plan services; entities that provide us with mailing lists; and public reference sources including the Internet. In the case of insurance, we may, pursuant to your consent or as otherwise permitted, obtain motor vehicle reports or medical information; and

•	From visits to our websites, information including certain technical information about your computer and operating systems.

How do we use personal information?

We use personal information to operate our business in a prudent manner. This may include, depending on your relationship with us, using it to evaluate financial needs; offer a broad range of products and services; deliver integrated financial services; process, service and maintain accounts and transactions; respond to inquiries and requests; fulfill our obligations to you; verify income, asset and obligation information; resolve disputes; prevent fraud; monitor and archive communications; and perform risk control. Additionally, we may use your personal information to verify your identity, including, where applicable, verification in accordance with the USA PATRIOT Act or to comply with legal and regulatory requirements around the world, and in accordance with applicable laws, rules and regulations. Where permitted and appropriate, we may also use personal information for Merrill Lynch’s marketing, product research, business development and/or global relationship management purposes, and may contact you in this regard.

GLOBAL INCOME & CURRENCY FUND INC.	DECEMBER 31, 2008	27

Privacy Pledge (continued)

What personal information do we share internally among the Bank of America companies and Merrill Lynch companies and why do we share it?

In connection with the uses described above, we may, depending on the nature of your relationship with us, share some or all of your personal information with any Bank of America company and Merrill Lynch company, including broker-dealers, investment advisors, investment managers, transfer agents, banks, insurance companies and agencies, trust companies and mortgage originators or bankers.

What personal information do we share externally with nonaffiliated third parties and why do we share it?

In connection with the uses described above, we may, depending on the nature of your relationship with us, share some or all of the personal information we collect with non-affiliated third parties. These nonaffiliated third parties may be financial service providers (such as securities broker-dealers, banks or insurance companies), intermediaries (such as SWIFT, a global provider of secure financial messaging services), non-financial companies (such as consumer reporting agencies or technology companies) or others (such as professional services organizations or other service providers). Where you have a contractual relationship with a third party, the handling of your information by that party will be subject to your agreement(s) with it.

In addition, Merrill Lynch has entered into a Protocol with certain other brokerage firms under which your Merrill Lynch Financial Advisor (if applicable) may use your contact information (for example, your name and address) in the event your Financial Advisor joins one of these firms.

If you have a relationship with us through your employer, such as through your stock option or 401(k) plan, then we will share certain plan and transaction information related to your plan activity with your employer pursuant to the terms of the plan agreements. We will limit the use of this information in accordance with our agreements with the plan or employer.

We may also transfer personal information (a) to government agencies and other self-regulatory organizations, and regulatory and law enforcement authorities as necessary or required (for example, in the context of their investigation of terrorism, money laundering and other serious forms of organized crime); (b) as part of the sale, merger or other disposition of a Merrill Lynch business; and (c) to other non-affiliated third parties as requested by you or your authorized representative, or as permitted or required by law, rule and/or regulation. These third parties may be located in your country or in other countries, which may not have equivalent data protection laws to those in your country.

How do we protect the confidentiality and security of personal information?

•	We educate our employees to treat personal information with care, and work to limit access to this information to individuals who need it for the purposes stated in this Pledge.

•	We maintain and monitor our physical, electronic and procedural safeguards to comply with applicable regulations, updating them as needed to protect personal information.

•

We take such technical and organizational security measures as we deem appropriate to keep personal information confidential and secure against unauthorized or unlawful processing, and to prevent loss, destruction or damage.

How can you verify that your personal information is accurate?

We endeavor to (a) keep personal information only for so long as is necessary for business purposes or to meet legal and regulatory requirements; and (b) keep our records of your personal information current and complete.

28	GLOBAL INCOME & CURRENCY FUND INC.	DECEMBER 31, 2008

Privacy Pledge (concluded)

If you become aware of any discrepancies in your personal information, please contact your Financial Advisor, or contact us at the phone number or address set forth at the end of this Pledge, and we will make the necessary corrections. Note that, in some cases, if you are an online client with us, certain information may also be corrected via the Merrill Lynch secure/password-protected Web sites. Please do not send any personal information via nonsecure methods of communication.

What choices do you have?

As described in this Pledge, each Merrill Lynch company may share your information with affiliated companies within the Bank of America and Merrill Lynch family of companies. You may have the right to instruct the Merrill Lynch company with whom you have a relationship not to share certain eligibility information, such as certain loan application or credit eligibility information, with any other Bank of America or Merrill Lynch company. Please note that, even if you exercise this option, we may still share this information with our affiliates when they are assisting us in serving you, and we can continue to share transaction and experience information with our affiliates.

How can you exercise your choices?

If you would like to limit the sharing of certain eligibility information, such as certain loan application and credit eligibility information, among Bank of America and Merrill Lynch-affiliated companies, as more fully described in the “What choices do you have?” section of this Pledge, please call (+1) (877) 222-7954.

What if you have questions regarding this Pledge or our privacy practices?

Merrill Lynch is responsible for ensuring that it is handled in accordance with this Pledge and applicable laws, rules and regulations. If you have any questions regarding this Pledge or our privacy-related practices, please contact us by e-mail at privacy@ml.com or by phone at (+1) (877) 222-7954.

GLOBAL INCOME & CURRENCY FUND INC.	DECEMBER 31, 2008	29

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this website at http://www.icsdelivery.com/live and follow the instructions.

When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.

30	GLOBAL INCOME & CURRENCY FUND INC.	DECEMBER 31, 2008

Fund Certification

In May 2008, the Fund filed its Chief Executive Officer Certification for the prior year with the New York Stock Exchange pursuant to Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Fund’s Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund’s Form N-CSR and are available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Contact Information

For more information regarding the Fund, please visit www.IQIAFunds.com or contact us at 1-877-449-4742.

GLOBAL INCOME & CURRENCY FUND INC.	DECEMBER 31, 2008	31

www.IQIAFunds.com

Global Income & Currency Fund Inc. seeks to achieve its investment objective by constructing and actively managing a portfolio of investments that provides long and short exposure to selected foreign currencies.

This report, including the financial information herein, is transmitted to shareholders of Global Income & Currency Fund Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge at www.IQIAFunds.com/proxyvoting.asp or upon request by calling toll-free 1-877-449-4742 or through the Securities and Exchange Commission’s website at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available (1) at www.IQIAFunds.com/proxyvoting.asp; and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Global Income & Currency Fund Inc.
P.O. Box 9011
Princeton, NJ 08543-9011

#IQGCF — 12/08

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge upon request by calling toll-free 1-877-449-4742.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) the audit committee financial expert is independent: (1) Steven W. Kohlhagen.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End

Global Income & Currency Fund Inc.	$30,000	$28,000	$0	$0	$8,500	$8,500	$0	$0

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services include tax compliance, tax advice and tax planning.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End

Global Income & Currency Fund Inc.	$8,500	$8,500

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $2,049,000, 0%

Item 5 –

Audit Committee of Listed Registrants – The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Paul Glasserman
Steven W. Kohlhagen
William J. Rainer
Laura S. Unger

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The registrant has delegated the voting of proxies relating to its voting securities to its investment sub-adviser, Nuveen Asset Management (the “Sub-adviser”). The Proxy Voting Policies and Procedures of the Sub-adviser (the “Proxy Voting Policies”) are attached as an Exhibit hereto.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – as of December 31, 2008.
(a)(1) Mr. Andrew J. Stenwall is responsible for the the day-to-day management of the registrant’s portfolio since 2006.

Mr. Stenwall leads the Sub-adviser’s Taxable Fixed Income Team and is responsible for developing and administering the portfolio strategy of the team. Mr. Stenwall has been a Managing Director of the Sub-adviser since August 2004. Prior to joining the Sub-adviser, Mr. Stenwall served as the Fixed Income Chief Investment Officer for Banc of America Capital Management (“BACAP”) from 2002 through 2004, prior to which he was a Managing Director in charge of BACAP’s taxable fixed income management and the leader of its structured products.

(a)(2) As of December 31, 2008:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Andrew J. Stenwall	7	0	5359	0	0	0
	$1,104,860,000	$0	$487,217,953	$0	$0	$0

(iv) Potential Material Conflicts of Interest

The Sub-adviser’s Taxable Fixed Income Team’s simultaneous management of the Fund and the other registered investment companies and other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities and Currency Investments (as defined in the Prospectus) orders placed on behalf of the Fund. The Sub-adviser has adopted several policies that address such potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio trades under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time, and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In addition, the Sub-adviser has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

(a)(3) As of December 31, 2008:

Compensation.

Salary and Cash Bonus. In addition to a salary and other guaranteed compensation, each member of the investment team is eligible to receive an annual cash bonus. The level of these bonuses and year to year changes to base compensation are based upon evaluations and determinations made by Mr. Stenwall for all team members reporting to him, and for all team members, including Mr. Stenwall, upon evaluations and determinations made by the CEO and President of the Sub-adviser’s parent company, Nuveen Investments, Inc. These reviews and evaluations take into account a number of factors, including the effectiveness of the team’s investment strategies, the performance of the accounts for which the team serves as portfolio management relative to any benchmarks established for the accounts (which for the Fund will be Fund’s ability to meet the Fund’s investment objective), the team’s and the individual’s effectiveness in communicating investment performance to shareholders and their representatives, the team’s and the individual’s contribution to the Sub-adviser’s investment process and execution of investment strategies, and the team’s overall assets under management. The cash bonus component is also impacted by the overall performance of the parent company in achieving its business objectives.

Long-term incentive compensation. Each member of the investment team is eligible to receive bonus compensation in the form of equity-based awards comprised of securities issued by Nuveen Investments, Inc. or options thereon, and/or other forms of long-term deferred compensation. The amount of such compensation is dependent upon the same factors articulated for cash bonus awards but also takes into account the individual’s long-term potential with the firm.

(a)(4) Beneficial Ownership of Securities. As of December 31, 2008, Mr. Stenwall did not beneficially own any stock issued by the Fund.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –

Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Corporate Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

11(a) –

The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

12(a)(1) –	Code of Ethics – See Item 2

12(a)(2) –	Certifications – Attached hereto

12(a)(3) –	Not Applicable

12(b) –	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Global Income & Currency Fund Inc.

By:	/s/ Mitchell M. Cox
Mitchell M. Cox
Chief Executive Officer of
Global Income & Currency Fund Inc.

Date: March 14, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell M. Cox
Mitchell M. Cox
Chief Executive Officer (principal executive officer) of
Global Income & Currency Fund Inc.

Date: March 14, 2009

By:	/s/ James E. Hillman
James E. Hillman
Chief Financial Officer (principal financial officer) of
Global Income & Currency Fund Inc.

Date: March 14, 2009